                                                               File Nos. 2-86837
                                                                        811-3859


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                ACT OF 1933                      [ X ]


                         Pre-Effective Amendment No.             [   ]


                     Post-Effective Amendment No. 28             [ X ]
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                [ X ]


                                Amendment No. 21
                        (Check appropriate box or boxes)

                            VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

                Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                              Susan L. Harris, Esq.
                     Anchor National Life Insurance Company
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective:

              -- immediately upon filing pursuant to paragraph (b) of Rule 485

              -- on [      ] pursuant to paragraph (b) of Rule 485

              -- 60 days after filing pursuant to paragraph (a)(1) of
                 Rule 485

              X  on January 29, 1999 pursuant to paragraph (a)(1) of Rule 485
              --

                            VARIABLE SEPARATE ACCOUNT

                              Cross Reference Sheet

                               PART A - PROSPECTUS


Item Number in Form N-4                                              Caption
-----------------------                                              -------
1.             Cover Page.............................               Cover Page

2.             Definitions............................               Definitions

3.             Synopsis...............................               Summary; Fee Tables;
                                                                     Examples

4.             Condensed Financial Information........               Condensed Financial
                                                                     Information; Financial
                                                                     Statements

5.             General Description of Registrant,
               Depositor and Portfolio Companies......               Description of
                                                                     Anchor National, the
                                                                     Separate Account and
                                                                     the General Account;
                                                                     Variable Account
                                                                     Options; Fixed
                                                                     Account Option

6.             Deductions.............................               Contract Charges

7.             General Description of
               Variable Annuity Contracts.............               Description of the
                                                                     Contracts

8.             Annuity Period.........................               Income Phase

9.             Death Benefit..........................               Description of the
                                                                     Contract

10.            Purchases and Contract Value...........               Purchases, Withdrawals
                                                                     and Contract Value;
                                                                     Distribution of Contracts

11.            Redemptions............................               Purchases, Withdrawals
                                                                     and Contract Value;
                                                                     Contract Charges

12.            Taxes..................................               Taxes

13.            Legal Proceedings......................               Legal Proceedings

14.            Table of Contents of Statement
               of Additional Information..............               Statement of Additional
                                                                     Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


               Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.



Item Number in Form N-4                                             Caption
-----------------------                                             -------
15.            Cover Page.............................              Cover Page

16.            Table of Contents......................              Table of Contents

17.            General Information and History........              Not Applicable

18.            Services...............................              Not Applicable

19.            Purchase of Securities Being Offered...              Variable Account
                                                                    Accumulation Provisions;
                                                                    Description of the
                                                                    Contracts (P); Variable
                                                                    Account Options (P)

20.            Underwriters...........................              Distribution of Contracts (P)

21.            Calculation of Performance Data........              Performance Data

22.            Annuity Payments.......................              Income Phase (P);
                                                                    Income Options (P);
                                                                    Accumulation Units (P)

23.            Financial Statements...................              Financial Statements


                                     PART C

               Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              AMERICAN PATHWAY II

       AN INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
              FLEXIBLE PURCHASE PAYMENT-NONPARTICIPATING CONTRACT

                                   ISSUED BY
                           VARIABLE SEPARATE ACCOUNT

     The contracts offered by this prospectus provide for accumulation of income benefits on a fixed and/or variable basis. The contracts are available for both Qualified and Non-qualified plans. (SEE TAXES, ON PAGE 25.)

     You may allocate purchase payments to the underlying investments of the Variable Separate Account ("separate account"). The separate account invests in shares of the Anchor Pathway Fund, a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). Anchor Pathway Fund consists of seven series each of which has its own investment objective and policies.

     Anchor National Life Insurance Company ("Anchor National") discontinued new sales of the contract as of the close of business on August 31, 1993. Anchor National will continue to accept subsequent payments on existing contracts and to issue the contract to new participants in existing qualified retirement plans using the contract as a funding vehicle.

     This prospectus and the prospectus for Anchor Pathway Fund set forth concisely the information you should know before investing. Additional information about the separate account has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information ("SAI"), dated January 29, 1999, incorporated herein by reference. The SAI is available without charge upon written request to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, or by telephoning (800) 445-SUN2. The Table of Contents of the SAI appears on page 28 of this prospectus.

     In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

                            ------------------------

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF ANCHOR
  PATHWAY FUND. YOU SHOULD READ EACH PROSPECTUS CAREFULLY AND RETAIN BOTH FOR
                               FUTURE REFERENCE.

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES
     COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                THE DATE OF THIS PROSPECTUS IS JANUARY 29, 1999.

                               TABLE OF CONTENTS

                                                              PAGE
ITEM                                                          ----
DEFINITIONS.................................................     3
SUMMARY.....................................................     4
FEE TABLES..................................................     7
EXAMPLES....................................................     8
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT
  VALUES....................................................     9
PERFORMANCE DATA............................................    10
DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT AND THE
  GENERAL ACCOUNT...........................................    10
     Anchor National Life Insurance Company.................    10
     Separate Account.......................................    11
     General Account........................................    11
VARIABLE ACCOUNT OPTIONS....................................    11
     Voting Rights..........................................    13
     Substitution of Securities.............................    13
FIXED ACCOUNT OPTION........................................    13
     Allocations............................................    13
CONTRACT CHARGES............................................    13
     Insurance Charges......................................    13
     Withdrawal Charges.....................................    14
     Investment Charges.....................................    14
     Contract Maintenance Fee...............................    14
     Transfer Fee...........................................    14
     Premium Tax............................................    14
     Income Taxes...........................................    14
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    15
     Free Withdrawal Amount.................................    15
DESCRIPTION OF THE CONTRACTS................................    15
     Summary................................................    15
     Ownership..............................................    15
     Annuitant..............................................    15
     Modification of the Contract...........................    16
     Assignment.............................................    16
     Death Benefit..........................................    16
     Enhanced Death Benefit.................................    17
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    18
     Purchase Payments......................................    18
     Automatic Dollar Cost Averaging Program................    18
     Allocation of Purchase Payments........................    19
     Accumulation Units.....................................    19
     Free Look..............................................    19
     Transfers During the Accumulation Phase................    20
     Distribution of Contracts..............................    21
     Withdrawals............................................    21
     Systematic Withdrawal Program..........................    21
     Minimum Contract Value.................................    22
INCOME PHASE................................................    22
     Annuity Date...........................................    22
     Income Options.........................................    22
     Other Income Options...................................    23
     Transfers During the Income Phase......................    24
     Deferment of Payments..................................    24
ADMINISTRATION..............................................    24
TAXES.......................................................    25
     Annuity Contracts in General...........................    25
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    25
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    25
     Minimum Distributions..................................    26
     Diversification........................................    26
CUSTODIAN...................................................    26
LEGAL PROCEEDINGS...........................................    27

                                                              PAGE
ITEM                                                          ----
REGISTRATION STATEMENTS.....................................    27
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........    28
FINANCIAL STATEMENTS........................................    28
APPENDIX A -- PREMIUM TAXES.................................   A-1

--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

FUND -- Anchor Pathway Fund, an open-end management investment company.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

VARIABLE ACCOUNT(S) -- The variable investment options available under the contract. Each Variable Account has its own investment objective and is invested in the underlying investments of the Fund.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This summary sets forth some of the more important points that you should know and consider before investing in the American Pathway II Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Fund, for future reference.

WHAT IS AN ANNUITY CONTRACT?

     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     The American Pathway II Variable Annuity is a contract between you and Anchor National (the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.

     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Accounts you allocate money to and/or the interest rate earned on fixed the account option. During the Income Phase, you will receive income payments from your annuity. Your payments may be fixed in dollar amount, may vary with investment performance of the Variable Accounts or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Accounts. The Variable Accounts are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Accounts of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Accounts.

     American Pathway II Annuity is a variable annuity with one fixed account option and seven Variable Accounts.

WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?

     You may allocate money to the following variable investment series of the
Fund:

        - Growth                                        - High-Yield Bond
        - International                                 - U.S. Government/AAA-Rated
        - Growth-Income                                   Securities
        - Asset Allocation                              - Cash Management

     You may also allocate money to the fixed account option for a period of one year. We call this time period the guarantee period. Anchor National guarantees the interest rate credited to money in the fixed account option. The interest rate offered for the guarantee period may differ from time to time, but we will never credit less than a 4% annual effective rate.

     During the Accumulation Phase, you may transfer among the Variable Accounts and/or the fixed account options. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee.

HOW MAY I ACCESS MY MONEY?

     The contract provides for a free withdrawal amount on your first withdrawal of each contract year. The free withdrawal amount is equal to 10% of total Purchase Payments, still subject to the contingent deferred sales charge (also referred to as the "withdrawal charge"), which have been in your contract one year or longer. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.

     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $500 or more. You may request withdrawals in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250.

     There are no withdrawal charges on that portion of your money invested for seven years or more. Of course, upon a withdrawal you may have to pay income tax. A 10% IRS penalty tax may also apply if you are under age 59 1/2. Additionally, we do not assess withdrawal charges upon payment of a death benefit or when you switch to the Income Phase.

CAN I EXAMINE THE CONTRACT?

     You may cancel your contract within ten days of your receipt of the contract (or longer if required by state law) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will refund an amount equal to the contract value (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.30% annually of the average daily value of your contract allocated to the Variable Accounts. The insurance charges include: mortality and expense risk, 1.15%, and distribution expense, .15%. If you elect the enhanced death benefit, we also deduct an enhanced death benefit charge which equals .10% annually of the average daily value of your contract allocated to the Variable Accounts.

     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Accounts, which are estimated to range from [ ]% to [ ]%.

     If you take money out in excess of the amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. The withdrawal charge is applied against each Purchase Payment as follows:

---------------------------------------------------------------------------------------
 YEAR                      1          2          3          4          5          6
---------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                   5%         5%         5%         5%         5%         0%
---------------------------------------------------------------------------------------

     Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee ($10 in Pennsylvania and Texas) will apply to each subsequent transfer.

     In a limited number of states, you may also be assessed a state premium tax of up to 3.5% depending upon the state.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?

     Under the standard death benefit, if the Annuitant on your contract dies prior to the Annuity Date, your Beneficiary will receive a death benefit.

     The standard death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions); or

     3. after your fifth contract year, your contract value on the last anniversary preceding your death, plus any Purchase Payments and less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.

     We also offer an optional enhanced guaranteed minimum death benefit which is an alternative to the standard death benefit. (SEE DESCRIPTION OF CONTRACTS, ENHANCED DEATH BENEFIT, PAGE 16.)

WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?

     You can select from one of five income options:

       (1) payments for your lifetime;

       (2) payments for your lifetime and your survivor's lifetime;

       (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;

       (4) payments for your lifetime, but for not less than 10 or 20 years; and

       (5) payments for a specified period of 3 to 30 years.

     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT):

CONTRIBUTION YEAR
       One..................................................     5%
       Two..................................................     5%
       Three................................................     5%
       Four.................................................     5%
       Five.................................................     5%
       Six..................................................     0%
ANNUAL CONTRACT MAINTENANCE FEE.............................    $30
TRANSFER FEE................................................    $25*
(no transfer fee applies to the first 15 transfers in a
  contract year)

---------------
* $10 in Texas and Pennsylvania.
--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.80%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGES (EXCLUDING OPTIONAL ENHANCED
        DEATH BENEFIT CHARGE)...............................  1.30%
                                                              ====
OPTIONAL ENHANCED DEATH BENEFIT CHARGE......................  0.10%
       TOTAL EXPENSE CHARGES (INCLUDING OPTIONAL ENHANCED
        DEATH BENEFIT CHARGE)...............................  1.40%

---------------

                ANNUAL OPERATING EXPENSES OF ANCHOR PATHWAY FUND
                 (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE
                  FUND'S FISCAL YEAR ENDED NOVEMBER 30, 1998)
           (FEE AND EXPENSE INFORMATION TO BE PROVIDED BY AMENDMENT)

                                                                                                      U.S.
                                                             GROWTH-     ASSET                     GOVERNMENT/      CASH
                                    GROWTH   INTERNATIONAL   INCOME    ALLOCATION    HIGH-YIELD     AAA RATED    MANAGEMENT
                                    SERIES      SERIES       SERIES      SERIES     BOND SERIES      SERIES        SERIES
                                    ------   -------------   -------   ----------   ------------   -----------   ----------
Investment Advisory Fee...........      %            %            %          %             %              %            %
Business Management Fee...........      %            %            %          %             %              %            %
Other Expenses:
  Custodian and trustee fees......      %            %            %          %             %              %            %
  Auditing and legal fees.........      %            %            %          %             %              %            %
  Other expenses..................      %            %            %          %             %              %            %
TOTAL FUND OPERATING EXPENSES.....      %            %            %          %             %              %            %

------------

 THE ABOVE EXPENSES WERE PROVIDED BY THE FUND, THE COMPANY HAS NOT VERIFIED THE
                          ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------

EXAMPLES, if you have not elected the enhanced death benefit, you would pay the following expenses on a $1,000 investment assuming 5% annual return on assets and:
     (a) surrender the contract at the end of the stated time period; and
     (b) the contract is not surrendered*.

                  SERIES                      1 YEAR             3 YEARS             5 YEARS             10 YEARS
                  ------                      ------             -------             -------             --------
Growth....................................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
International.............................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
Growth-Income.............................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
Asset Allocation..........................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
High-Yield Bond...........................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
U.S. Government/AAA Rated.................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
Cash Management...........................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $

EXAMPLES, for a Contract on which you have elected the enhanced death benefit, you would pay the following expenses on a $1,000 investment assuming 5% annual return on assets and:
     (a) surrender the contract at the end of the stated time period; and
     (b) the contract is not surrendered*.

                  SERIES                      1 YEAR             3 YEARS             5 YEARS             10 YEARS
                  ------                      ------             -------             -------             --------
Growth....................................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
International.............................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
Growth-Income.............................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
Asset Allocation..........................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
High-Yield Bond...........................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
U.S. Government/AAA Rated.................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $
Cash Management...........................    (a) $              (a) $               (a) $               (a) $
                                              (b) $              (b) $               (b) $               (b) $

---------------

* Anchor National does not impose any fees or charges when beginning the Income Phase of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the fee tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The table reflects expenses of the separate account as well as the Fund. The examples do not illustrate the tax consequences of surrendering the contract.

2. The examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the examples.

3. For purposes of the amounts reported in the examples, the contract maintenance fee is calculated by dividing the total amount of contract maintenance fees anticipated to be collected during the year by the total net assets of the separate account's series and the related fixed account assets.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


                                  YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
      VARIABLE ACCOUNTS          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
     OF SEPARATE ACCOUNT        11/30/89   11/30/90   11/30/91   11/30/92   11/30/93   11/30/94   11/30/95   11/30/96
     -------------------        --------   --------   --------   --------   --------   --------   --------   --------
Growth
    Beg. AUV..................   $17.70     $25.99     $23.47     $29.37     $35.17     $41.05     $41.86     $57.00
    End AUV...................   $25.99     $23.47     $29.37     $35.17     $41.05     $41.86     $57.00     $64.16
    End # AUs (000)...........    7,318     11,434     15,619     18,313     17,915     17,020     15,740     12,673
International(1)
    Beg. AUV..................       --     $10.00     $ 9.61     $10.01     $ 9.91     $12.48     $13.32     $14.62
    End AUV...................       --     $ 9.61     $10.01     $ 9.91     $12.48     $13.32     $14.62     $17.31
    End # AUs (000)...........       --      1,426      5,058      8,666     15,403     19,494     15,613     14,410
Growth-Income
    Beg. AUV..................   $19.50     $25.58     $23.35     $27.93     $31.99     $35.47     $35.70     $47.04
    End AUV...................   $25.58     $23.35     $27.93     $31.99     $35.47     $35.70     $47.04     $56.59
    End # AUs (000)...........   14,235     18,151     20,935     24,304     24,321     21,452     18,752     16,244
Asset Allocation(2)
    Beg. AUV..................   $10.00     $10.91     $10.61     $12.41     $13.96     $15.25     $14.93     $19.31
    End AUV...................   $10.91     $10.61     $12.41     $13.96     $15.25     $14.93     $19.31     $22.74
    End # AUs (000)...........    2,138      5,189      6,306      9,611     10,926      9,558      7,954      6,731
High-Yield Bond
    Beg. AUV..................   $18.40     $19.78     $19.55     $24.93     $28.06     $32.25     $30.34     $35.62
    End AUV...................   $19.78     $19.55     $24.93     $28.06     $32.25     $30.34     $35.62     $40.11
    End # AUs (000)...........    4,338      4,051      4,723      5,272      5,907      4,200      4,115      3,274
U.S. Government/AAA-Rated
  Securities
    Beg. AUV..................   $12.13     $13.39     $14.16     $15.89     $17.23     $19.15     $18.12     $20.73
    End AUV...................   $13.39     $14.16     $15.89     $17.23     $19.15     $18.12     $20.73     $21.58
    End # AUs (000)...........    6,415      9,061     12,105     13,392     11,935      8,242      6,505      5,045
Cash Management
    Beg. AUV..................   $13.10     $14.08     $15.01     $15.69     $15.99     $16.20     $16.56     $17.24
    End AUV...................   $14.08     $15.01     $15.69     $15.99     $16.20     $16.56     $17.24     $17.86
    End # AUs (000)...........    5,637     10,920     12,618     12,728     11,875     11,258      5,852      4,993

                                     YEAR ENDED             YEAR ENDED
                                      11/30/97               11/30/98
      VARIABLE ACCOUNTS         ---------------------   -------------------
     OF SEPARATE ACCOUNT            *           **         *          **
     -------------------        ----------   --------   --------   --------
Growth
    Beg. AUV..................  $    64.16    $83.15          (to be
    End AUV...................  $    78.39    $78.38        provided by
    End # AUs (000)...........  10,204,566    14,836        Amendment)
International(1)
    Beg. AUV..................  $    17.31    $21.44
    End AUV...................  $    19.34    $19.34
    End # AUs (000)...........  11,562,592     8,450
Growth-Income
    Beg. AUV..................  $    56.59    $70.36
    End AUV...................  $    69.61    $69.61
    End # AUs (000)...........  13,632,089    19,603
Asset Allocation(2)
    Beg. AUV..................  $    22.74    $26.52
    End AUV...................  $    26.46    $26.45
    End # AUs (000)...........   5,869,579     6,278
High-Yield Bond
    Beg. AUV..................  $    40.11    $44.53
    End AUV...................  $    44.64    $44.64
    End # AUs (000)...........   2,656,533     1,362
U.S. Government/AAA-Rated
  Securities
    Beg. AUV..................  $    21.58    $22.27
    End AUV...................  $    22.61    $22.60
    End # AUs (000)...........   3,606,704     3,251
Cash Management
    Beg. AUV..................  $    17.86       ***
    End AUV...................  $    18.51       ***
    End # AUs (000)...........   3,738,705         0

------------

AUV -- Accumulation Unit Value
AU -- Accumulation Units
(1) First offered May 9, 1990.
(2) First offered March 31, 1989.
  * Applies to Contracts Without Optional Enhanced Death Benefit feature.
 ** Applies to Contracts With Optional Enhanced Death Benefit feature. Inception dates for the Variable Accounts are 10/15/97, 10/16/97, 10/16/97, 10/17/97,
    11/12/97 and 10/16/97, respectively.
*** As of November 30, 1997, there were no funds in this Variable Account.

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     We advertise the Money Market Account's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Account refers to the net income generated for a contract funded by an investment in the Cash Management Account over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Account is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Accounts. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Account made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Account. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Accounts other than the Cash Management Account. These yield figures are based upon the actual performance of the Variable Account over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

--------------------------------------------------------------------------------

              DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

ANCHOR NATIONAL LIFE INSURANCE COMPANY

     Anchor National is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6022. We conduct life insurance and annuity business in the District of Columbia and all states except New York. We are an indirect wholly-owned subsidiary of SunAmerica Inc., a Maryland corporation.

     Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and five broker-dealers, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services. As of September 30, 1998, Anchor National owned $[ ] billion in assets while SunAmerica Inc., the Company's ultimate parent, together with its subsidiaries, held $[ ] billion of assets, consisting of $[ ] billion of assets on its balance sheet, $[ ] billion of assets managed in mutual funds and private accounts, and $[ ] billion under custody in retirement trust accounts.

     Anchor National may advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of Anchor National's financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. These ratings do not relate to the performance of the Variable Accounts.

SEPARATE ACCOUNT

     Anchor National originally established Variable Separate Account (the "separate account") under California law on June 25, 1981. We redomesticated under Arizona law on January 1, 1996 and the separate account was assumed by Anchor National. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. Anchor National owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income, gains, and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of Anchor National.

GENERAL ACCOUNT

     Money allocated to the fixed account option goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

     The contract currently offers seven variable investment Variable Accounts. These Variable Accounts invest in a specified series of the Fund. These Variable Accounts operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The underlying series of the Fund are:

        - GROWTH SERIES                                 - ASSET ALLOCATION SERIES
        - INTERNATIONAL SERIES                          - HIGH-YIELD BOND SERIES
        - GROWTH-INCOME SERIES                          - U.S. GOVERNMENT/AAA-RATED
                                                          SECURITIES SERIES
                                                        - CASH MANAGEMENT SERIES

     The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940. Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, one of the nation's largest and oldest investment management organizations, serves as the investment adviser to the Fund. The administration and business affairs of the Fund are managed by SunAmerica Asset Management Corp., an indirectly wholly owned subsidiary of the Company.

     The seven series of the Fund and their investment objectives are:

                         [TO BE UPDATED CONSISTENT WITH
                         FUND'S PLAIN-ENGLISH UPDATE.]

     The GROWTH SERIES seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics.

     The INTERNATIONAL SERIES seeks long-term growth of capital by investing in securities of issuers domiciled outside the United States.

     The GROWTH-INCOME SERIES seeks growth of capital and income by investing primarily in securities which demonstrate the potential for appreciation and/or dividends.

     The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

     The HIGH-YIELD BOND SERIES seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

     The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of (i) securities guaranteed by the U.S. Government and (ii) other debt securities rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investors Service, Inc. or that have not received a rating but are determined to be of comparable quality by the investment adviser.

     The CASH MANAGEMENT SERIES seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

     The Fund offers its shares solely to the separate account. Fund shares are used solely as the underlying investment medium for the contracts offered in this prospectus. In the future, however, Fund shares may be used as the underlying investment medium for other annuity contracts or variable life contracts offered by the Company. The offering of Fund shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable life separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees such disadvantages either to variable life or variable annuity owners, the Board of Trustees of the Fund would monitor events in order to identify any material conflicts to determine what action, if any, would need to be taken in response thereto.

     YOU SHOULD READ THE PROSPECTUS FOR THE FUND CAREFULLY. THE PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING MORE DETAILED INFORMATION ABOUT EACH SERIES' INVESTMENT OBJECTIVE AND RISK FACTORS.

VOTING RIGHTS

     Anchor National is the legal owner of the Fund's shares. However, when a Variable Account solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES

     If Variable Accounts become unavailable for investment, we may be required to substitute shares of another Variable Account. We will seek prior approval of the SEC and give you notice before substituting shares.

--------------------------------------------------------------------------------

                              FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

ALLOCATIONS

     The contract also offers a fixed account option for a 1-year period. We call this time period the guarantee period. The fixed account option pays interest at a rate set and guaranteed by Anchor National. The interest rate may differ from time to time and is set at our sole discretion. We will never credit less than a 4% annual effective rate to the fixed account option. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account option. Once established, the rate for the specified payments do not change during the guarantee period.

     When the guarantee period ends, you may leave your money in the fixed account. You may also reallocate your money to the Variable Accounts. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the fixed account where it will earn the renewal interest rate applicable at that time.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase these charges under your contract. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

     The amount of this charge is 1.30% annually, of the value of your contract invested in the Variable Accounts. If you elect the enhanced death benefit, we also deduct an enhanced death benefit charge which equals 10% annually, of the value of your contract allocated to the Variable Accounts. We deduct the charge daily.

     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, ON THE NEXT PAGE.) If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for five complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage applies to each Purchase Payment, as follows:


---------------------------------------------------------------------------------
        YEAR              1         2         3         4         5         6
---------------------------------------------------------------------------------
  WITHDRAWAL CHARGE      5%        5%        5%        5%        5%        0%
---------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, PAGE 25.

INVESTMENT CHARGES

     Charges are deducted from the Underlying Funds for the advisory and other expenses of the underlying Variable Accounts. THE FEE TABLES LOCATED AT PAGE 7 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Fund.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

     The contract currently provides for 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year ($10 in Pennsylvania and Texas). SEE INCOME PHASE, TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 22.

PREMIUM TAX

     Certain states charge us a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX A provides more information about premium taxes.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     The contract provides for a free withdrawal amount on your first withdrawal of each contract year. The free withdrawal amount is equal to 10% of total Purchase Payments, still subject to the withdrawal charge, which have been in your contract one year or longer.

     We will waive the withdrawal charge upon payment of a death benefit and when you switch to the Income Phase of your contract. Where legally permitted, the withdrawal charge may be eliminated when a contract is issued to an officer, director or employee of the Company or its affiliates.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     You, as the contract owner, are entitled to the rights and privileges of the contract. If you die during the Accumulation Phase, your Beneficiary will become the owner of the contract unless you elect otherwise. Joint owners have equal ownership interests in the contract unless we advise otherwise in writing. Only spouses may be joint owners.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If the Annuitant on your contract dies prior to the Annuity Date, your Beneficiary will receive a death benefit. The standard death benefit is an automatic feature of your contract. We also offer an optional enhanced guaranteed minimum death benefit which you may elect as an alternative to the standard death benefit. The optional enhanced death benefit is described in the next section.

     The standard death benefit on your contract is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions); or

     3. after your fifth contract year, your contract value on the last contract anniversary preceding your death plus any Purchase Payments and less any withdrawals or partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.

     We do not pay the death benefit if the Annuitant dies after you switch to the Income Phase. However, if the Annuitant dies during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 22.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of the Annuitant's death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If you are the Annuitant and your spouse is the Beneficiary, the Beneficiary/spouse can elect to continue the contract at the then current value upon your death. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

ENHANCED DEATH BENEFIT

     If you elect the optional enhanced death benefit and the Annuitant on your contract dies prior to the Annuity date we will pay to your Beneficiary the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. the maximum contract anniversary value between the date the enhanced death benefit goes into effect and the Annuitant's 75th birthday.

     A contract anniversary value is equal to the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals or partial annuitizations since that anniversary.

     If you elected the enhanced death benefit prior to May 31, 1998, we will pay the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. the maximum contract anniversary value between the date one year prior to the election of the enhanced death benefit and the Annuitant's 75th birthday.

     You may elect the enhanced death benefit by completing the appropriate form. The optional enhanced death benefit form is available from our Annuity Service Center. If you elected the enhanced death benefit prior to May 31, 1998, it will take effect on the day we receive your election. If you elect the enhanced death benefit on or after May 31, 1998, it will take effect on your contract anniversary following the election, or on your contract anniversary if we receive your election on your contract anniversary. We will transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account with the enhanced death benefit and begin deducting the charge described below on your contract anniversary following election of the enhanced death benefit.

     You may cancel the enhanced death benefit at any time by sending us a written request. If you cancel, the enhanced death benefit will terminate on your next contract anniversary and the standard death benefit will be reinstated. If you cancel the enhanced death benefit on your contract anniversary, the cancellation will take effect on that date. We will cease deducting the charge for the enhanced death benefit upon cancellation and transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account without the enhanced death benefit. You cannot reinstate the enhanced death benefit after you cancel it.

     We assess a daily charge for the enhanced death benefit so long as the enhanced death benefit is elected and remains in effect. If you elected the enhanced death benefit prior to May 31, 1998, we will waive the daily charge until your contract anniversary following election. The charge is equal to 0.10% of the average daily value of your contract allocated to the Variable Accounts. (SEE FEE TABLES, ANNUAL SEPARATE ACCOUNT EXPENSES ON PAGE 7 AND EXAMPLES ON PAGE 8.)

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 25.

--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
--------------------------------------------------------------------

     Prior Company approval is required to accept Purchase Payments greater than $1,000,000. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $25.00.

     We may refuse any Purchase Payment. In general, Anchor National will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 80.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Accounts. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from the Cash Management Account or the fixed account (source accounts) to any other Variable Account. Transfers may be monthly, quarterly, semiannually or annually. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. You may not participate in the DCA program and the systematic withdrawal program at the same time.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Account to the Growth-Income Account over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following hypothetical values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
      QUARTER           UNIT VALUE           PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     In this example, you paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE ACCOUNT OPTIONS, PAGE 11 AND FIXED ACCOUNT OPTION, PAGE 13.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Accounts, we credit your contract with Accumulation Units of the separate account. We determine the number of Accumulation Units credited by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Account. The value of an Accumulation Unit will go up and down based on the performance of the Variable Accounts.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Account;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Account.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Asset Allocation Account. The value of an Accumulation Unit for the Asset Allocation Account is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Asset Allocation Account.

     Performance of the Variable Accounts and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it (or longer if required by state law). Anchor National calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Accounts and/or the fixed account options. You must transfer at least $500. If less than $500 will remain in any Variable Account after a transfer, that amount must be transferred as well. You may not transfer more than 25% of the fixed account value to the Variable Accounts per contract year. Additionally, transfers from the fixed account may not be made during the 90 days preceding your Annuity Date.

     You may request transfers of your account value between the Variable Accounts and/or the fixed account option in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year applies after the first 15 transfers. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year.

     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, Anchor National would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that:

     - Excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Accounts; or

     - The underlying Variable Accounts inform us that they need to restrict the purchase or redemption of the shares because of excessive trading or because a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying Variable Accounts.

     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 22.

     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. Anchor National pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 5.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 22.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE, PAGE 13.)

     Under most circumstances, the partial withdrawal minimum is $500. We require that the value of your contract be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Account and the fixed account option in which your contract is invested.

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES ON PAGE 25.)

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Accounts is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. You may withdraw up to 10% of your total Purchase Payments in any twelve month period. There must be at least $100 remaining in each Variable Account after a withdrawal from your contract at all times. Other withdrawals may be subject to a withdrawal charge and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program. You may not participate in both the systematic withdrawal program and the DCA program at the same time.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. Anchor National reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular monthly income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least thirty days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option.

     Income payments must begin on or before your 85th birthday (80th birthday if your contract was issued prior to June 1, 1990.) If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 25.)

INCOME OPTIONS

     Currently, this contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND TWO-THIRDS SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. During the survivor's lifetime, we determine variable income payments by using two-thirds of the number of each type of Annuity Units credited to your contract. Fixed monthly payments during the lifetime of the survivor will be equal to two-thirds of the fixed monthly payment paid during your joint lifetimes. Income payments stop when the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

     This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Accounts only, your income payments will be variable. If your money is only in the fixed account at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

     We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Accounts after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Accounts on the Annuity Date, and;

     - the 4% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Accounts in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account option and the Variable Accounts after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

OTHER INCOME OPTIONS

     Other income options may be made available to you at the sole discretion of Anchor National. However, to the extent that withdrawal charges would otherwise apply to a withdrawal, the same withdrawal charge may apply to any additional income option.

     If your contract was issued under Sections 401, 403(b) or 408 of the IRC, we can only make payments to you or to your spouse.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted between the Variable Accounts. Transfers during the Income Phase are effected on the first day of the month following your request. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-SUN-2, if you have any comment, question or service request.

     We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

     We rely significantly on computer systems and applications in our daily operations. Many of our systems are not presently year 2000 compliant, which means that because they have historically used only two digits to identify the year in a date, they will fail to distinguish dates in the "2000s" from dates in the "1900s." Anchor National's business, financial condition and results of operations could be materially and adversely affected by the failure of our systems and applications (and those operated by third parties interfacing with our systems and applications) to properly operate or manage these dates.

     Anchor National has a coordinated plan to repair or replace these noncompliant systems and to obtain similar assurances from third parties interfacing with our systems and applications. In fiscal 1997, the Company's parent recorded a $15.0 million provision for estimated programming costs to repair noncompliant systems, of which $6.2 million was allocated to us. We are making expenditures which we expect will ultimately total $5.0 million to replace certain other noncompliant systems. Total expenditures relating to the repair of noncompliant systems will be capitalized by the Company's parent as software costs and will be paid over future periods. Both phases of the project are progressing according to plan and we expect to substantially complete them by the end of calendar 1998. We will test both the repaired and replacement systems during calendar 1999.

     In addition, we distributed a year 2000 questionnaire to our significant suppliers, distributors, financial institutions, lessors and others we do business with to evaluate their year 2000 compliance plans and state of readiness and to determine how our systems and applications may be affected by their failure to solve their own year 2000 issues. To date, however, we have only received preliminary feedback from such parties and have not independently confirmed any information received from other parties with respect to the year 2000 issues. Therefore, we cannot assure that such other parties will complete their year 2000 conversions in a timely fashion or will not suffer a year 2000 business disruption that may adversely affect our financial condition and results of operations.

     Because we expect to complete our year 2000 conversion prior to any potential disruption to our business, we have not developed a comprehensive year 2000 contingency plan. Anchor National closely monitors the progression of its plan for compliance, and if necessary, would devote additional resources to assure the timely completion of its year 2000 plan. If we determine that our business is at material risk of disruption due to the year 2000 issue or anticipate that our year 2000 conversion will not be completed in a timely fashion, we will work to enhance our contingency plans.

     The above statements are forward-looking. The costs of our year 2000 conversion, the date which we have set to complete such conversion and the possible risks associated with the year 2000 issue are based on our current estimates and are subject to various uncertainties that could cause actual results to differ materially from our expectations. Such uncertainties include, among others, our success in identifying systems and applications that are not year 2000 compliant, the nature and amount of programming required to upgrade or replace each of the affected systems and applications, the availability of qualified personnel, consultants and other resources, and the success of the year 2000 conversion efforts of others.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an IRA, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: IRAs, Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA;
(8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

     The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

     Generally, the IRS requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

DIVERSIFICATION

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Variable Accounts' management monitors the Variable Accounts so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Variable Accounts. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Accounts or the number and type of Variable Accounts owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Accounts. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the separate account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). It files reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Accounts and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Variable Account Accumulation Provisions....................     2
Performance Data............................................     3
Taxes.......................................................     6
Distribution of Contracts...................................    10
Financial Statements........................................    11

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Financial Statements of the separate account appear in the SAI. Financial information regarding the general account is reported in Anchor National's financial statements, which are also included in the SAI. A copy of the SAI may be obtained by contacting Anchor National, c/o its Annuity Service Center.

                           APPENDIX A - PREMIUM TAXES

     Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                 QUALIFIED    NON-QUALIFIED
                     STATE                       CONTRACT       CONTRACT
===========================================================================
California                                           .50%          2.35%
---------------------------------------------------------------------------
District of Columbia                                2.25%          2.25%
---------------------------------------------------------------------------
Kentucky                                               2%             2%
---------------------------------------------------------------------------
Maine                                                  0%             2%
---------------------------------------------------------------------------
Nevada                                                 0%           3.5%
---------------------------------------------------------------------------
South Dakota                                           0%          1.25%
---------------------------------------------------------------------------
West Virginia                                          1%             1%
---------------------------------------------------------------------------
Wyoming                                                0%             1%
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Please forward a copy (without charge) of the Statement of Additional

Information concerning American Pathway II Variable Annuity Contracts to:

              (Please print or type and fill in all information.)

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                             State                             Zip

Date:  ___________________    Signed:

Return to: Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION


                            VARIABLE SEPARATE ACCOUNT


         INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
             FLEXIBLE PURCHASE PAYMENT - NON-PARTICIPATING CONTRACT




                     ANCHOR NATIONAL LIFE INSURANCE COMPANY




                                JANUARY 29, 1999














                This Statement of Additional Information is not a prospectus, but should be read in conjunction with the American Pathway II Prospectus, dated January 29, 1999, as it may be supplemented, a copy of which may be obtained without charge by writing to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, or by calling (800) 445-SUN2.

                                TABLE OF CONTENTS


TOPIC                                                                                                 PAGE
Variable Account Accumulation Provision ................................................................3
Performance Data .......................................................................................4
Taxes ..................................................................................................6
Distribution of Contracts..............................................................................10
Financial Statements...................................................................................11

                  VARIABLE ACCOUNT ACCUMULATION PROVISIONS



         ACCUMULATION UNITS - The number of accumulation units purchased for a contract owner ("Owner") with respect to his or her initial purchase payment is determined by dividing the amount credited to each Variable Account by the accumulation unit value for that Variable Account next computed following acceptance of the application (generally the next business day after receipt of payment by the Company). In the event that an application fails to recite all necessary information, the Company will promptly request that the Owner furnish further instructions and will hold the initial purchase payment in a suspense account, without interest, for a period not exceeding five business days from receipt of the application at the Company. If the necessary information is not received within five business days, the Company will return the initial purchase payment to the prospective Owner unless the prospective Owner, after being informed of the reasons for the delay, specifically consents to the Company retaining the initial purchase payment until the application is made complete. The number of accumulation units purchased with respect to subsequent purchase payments is determined by dividing the amount credited to each Variable Account by the applicable accumulation unit value for the valuation period next determined following receipt of the payment by the Company. The accumulation unit value of each Variable Account varies in accordance with the investment experience of that Variable Account, and is affected by the investment experience of the respective Fund series, by expenses and by the deduction of certain charges.


         VALUE OF AN ACCUMULATION UNIT - The accumulation unit value of each Variable Account was arbitrarily set at $10 when the Variable Account was established. The value of an accumulation unit may increase or decrease from one valuation period to the next. All Variable Accounts are valued as of the close of general trading on the New York Stock Exchange. The value for any valuation period is determined by multiplying the value of an accumulation unit for the last prior valuation period by the net investment factor for that Variable Account for the current valuation period. The value of an accumulation unit is independently computed for each Variable Account using the net investment factor applicable to that Variable Account.

         NET INVESTMENT FACTOR - This is an index used to measure the investment performance of a Variable Account from one valuation period to the next. For each Variable Account, the net investment factor for a valuation period is found by dividing (a) by (b), and reducing the result by (c):

         Where (a) is:
                  The net asset value as of the end of the current valuation period of a share of the series of the Fund in which the assets of the Variable Account are invested, plus the per share amount of any dividends and other distributions on those shares since the end of the immediately preceding valuation period;

         Where (b) is:

                  The net asset value of a share of the specified series of the Fund as of the end of the immediately preceding valuation period;

         And where (c) is:
                  The deduction for mortality, expense and distribution expense risks, that shall remain constant at .00356% for each day in the current valuation period. The maximum daily deduction for mortality, expense risks and distribution risks is equivalent to an annual rate of 1.30%.

         To the extent that the net investment factor is less than 1, the accumulation unit value will decrease. To the extent that the net investment factor is greater than 1, the accumulation unit value will increase.

                                PERFORMANCE DATA


         Performance data for the various Variable Accounts are determined in the manner described below.

CASH MANAGEMENT ACCOUNT


         The annualized current yield and the effective yield for the Cash Management Account for the 7 day period ended November 30, 1998 were [ ]% and [ ]%, respectively.

         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV - SV - CMF)/(SV)

         where:

         SV = value of one Accumulation Unit at the start of a 7 day period

         EV = value of one Accumulation Unit at the end of the 7 day period

         CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

         The change in the value of the Accumulation Unit during the 7 day period reflects the income received, minus any expenses incurred during such 7 day period. The Contract Maintenance Fee ("CMF") is first allocated among the Fixed and Variable Accounts so that each Account's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that investment portfolio. The portion of the CMF allocable to the Cash Management Account is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Account. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.


         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Account also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Cash Management Series. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                  Effective Yield = [(Base Period Return + 1)365/7 - 1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or withdrawal charges.

         The yields quoted should not be considered a representation of the yield of the Cash

Management Account in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Cash Management Account and changes in interest rates on such investments, but also on factors such as a contract owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Cash Management Account and for providing a basis for comparison with other investment alternatives. However, the Cash Management Account's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

ALL OTHER VARIABLE ACCOUNTS

         The Variable Accounts other than the Cash Management Account compute their performance data as "total return." The total returns of the various Variable Accounts over the last 1, 5, and 10 year periods, and since their inception, are shown below, both with/without an assumed complete redemption at the end of the period.

             TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIODS ENDING ON
                                NOVEMBER 30, 1998
                        (RETURN WITH/WITHOUT REDEMPTION)*


                           INCEPTION                                                      SINCE
VARIABLE ACCOUNT            DATE              1 YEAR            5 YEARS        10 YEARS   INCEPTION
----------------            ----              ------            -------        --------   ---------
Growth                     2/07/84
International              5/03/90
Growth-Income              2/07/84                     (PERFORMANCE INFORMATION TO BE
Asset Allocation           3/31/89                          PROVIDED BY AMENDMENT)
High-Yield Bond            2/07/84
U.S. Government/           11/20/85
AAA-Rated Securities

----------

* Return figures will be provided with and without the optional Enhanced Death Benefit feature.

** These returns are not applicable since this Variable Account has not been available for these periods of time.


         These figures show the total return hypothetically experienced by contracts funded through the various Variable Accounts over the time periods shown.

         Total return for a Variable Account represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a contract funded by that Variable Account made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

        P(1+T)n = ERV
         where:
                  P =      a hypothetical initial payment of $1000
                  T =      average annual total return
                  n =      number of year
                ERV =      ending redeemable value of a hypothetical $1000
                           payment made at the beginning of the 1, 5, or 10 year
                           periods at the end of the 1, 5, or 10 year periods
                           (or fractional portion thereof).

         The total return figures given above reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Account, described above. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two sets of figures given in the table for each Variable Account, tax qualification status and time period. Because the impact of Contract Maintenance Fee on a particular contract owner's account would generally have differed from those assumed in the computation, due to differences between most actual allocations and the assumed ones, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Cash Management Account's yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.



                                      TAXES

GENERAL

         Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

         For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

         The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

         The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

         An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and
(2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

         Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS


         Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

         An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS

         The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

         Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

         Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

         (a)      H.R. 10 PLANS

                  Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b)      TAX-SHELTERED ANNUITIES

                  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (c)      INDIVIDUAL RETIREMENT ACCOUNTS

                  Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Account" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (d)      ROTH IRAS

                  Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

         (e)      CORPORATE PENSION AND PROFIT-SHARING PLANS

                  Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (f)      DEFERRED COMPENSATION PLANS - SECTION 457

                  Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary.




                            DISTRIBUTION OF CONTRACTS


         Effective as of January 28, 1994, SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017, serves as the distributor of the Contracts pursuant to a distribution agreement (the "Distribution Agreement"). Prior to this date SunAmerica Securities, Inc. and Royal Alliance Associates, Inc., both affiliates of SunAmerica Capital Services and located at 2201 East Camelback Road, Phoenix, Arizona 85016 and 733 Third Avenue, 4th Floor, New York, New York 10017, respectively, served as co-distributors of the Contract. SunAmerica Capital Services, Inc., SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. are each an indirect wholly-owned subsidiary of SunAmerica Inc., and each is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.


         For the year ended November 30, 1998, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services was $[ ]. For the year ended November 30, 1997, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $401,597. For the year ended November 30, 1996, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services was $504,981. Of these amounts, $[ ], $48,363 and $55,739 in 1998, 1997, and 1996, respectively, were retained by SunAmerica Capital Services, Inc.


         Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS



         The consolidated financial statements of the Company as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 are presented in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts. The financial statements of the Separate Account (Portion Relating to PATHWAY Variable Annuity) as of November 30, 1998 and for each of the two years in the period ended November 30, 1998, also are included in this Statement of Additional Information.

         PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above included in this Statement of Additional Information have been so included in reliance on the reports of Pricewaterhouse Coopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



          [FINANCIAL STATEMENTS FOR THE SEPARATE ACCOUNT AND FOR ANCHOR
                    NATIONAL WILL BE PROVIDED BY AMENDMENT]

                           PART C - OTHER INFORMATION


Item 24.     Financial Statements and Exhibits
----------------------------------------------

(a)    Financial Statements
---------------------------

                The following financial statements are included in Part A of the Registration Statement:

                None.

                The following financial statements are included in Part B of the Registration Statement:

                None.

                                Consolidated Financial Statements of Anchor
                                National Life Insurance Company for the fiscal year ended September 30, 1998, will be provided by Amendment.

                                Financial Statements of Variable Separate
                                Account (Portion Relating to the PATHWAY
                                Variable Annuity) for the fiscal year ended
                                November 30, 1998, will be provided by
                                Amendment.

(b)    Exhibits
----------------

(1)            Resolutions Establishing Separate Account......                Previously Filed
(2)            Custody Agreements.............................                Not Applicable
(3)            (a) Distribution Contract......................                Previously Filed
               (b) Selling Agreement..........................                Previously Filed
(4)            Variable Annuity Contract......................                Previously Filed
(5)            Application for Contract.......................                Previously Filed
(6)            Depositor - Corporate Documents
               (a) Certificate of Incorporation...............                Previously Filed
               (b) By-Laws....................................                Previously Filed
(7)            Reinsurance Contract...........................                Not Applicable
(8)            Fund Participation Agreement...................                Previously Filed
(9)            Opinion of Counsel.............................                Previously Filed
               Consent of Counsel.............................                Previously Filed
(10)           Consent of Independent Accountants.............                To be Filed
(11)           Financial Statements Omitted from Item 23......                None
(12)           Initial Capitalization Agreement...............                Not Applicable
(13)           Performance Computations.......................                Not Applicable
(14)           Diagram and Listing of All Persons Directly
               or Indirectly Controlled By or Under Common
               Control with Anchor National Life Insurance
               Company, the Depositor of Registrant...........                Previously Filed
(15)           Powers of Attorney.............................                Previously Filed
(27)           Financial Data Schedules.......................                Not Applicable




Item 25.  Directors and Officers of the Depositor
-------------------------------------------------

               The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.
Name                                                      Position
----                                                      --------
Eli Broad                                   Chairman, President and
                                              Chief Executive Officer
Jay S. Wintrob                              Director and Executive
                                              Vice President
Peter McMillan                              Director
James R. Belardi                            Director and Senior Vice President
Jana W. Greer                               Director and Senior Vice President
Susan L. Harris                             Director, Senior Vice President
                                              and Secretary

Scott L. Robinson                           Director and Senior Vice President
James W. Rowan                              Director and Senior Vice President
N. Scott Gillis                             Senior Vice President and
                                              Controller
Edwin R. Reoliquio                          Senior Vice President and Chief
                                              Actuary
Victor E. Akin                              Senior Vice President
Scott H. Richland                           Senior Vice President
J. Franklin Grey                            Vice President
Keith B. Jones                              Vice President
Michael Lindquist                           Vice President
Edward P. Nolan*                            Vice President
Greg Outcalt                                Vice President
David Bechtel                               Vice President and Treasurer
------------------
* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525

Item 26.  Persons Controlled By or Under Common Control With Depositor or
-------------------------------------------------------------------------
Registrant
----------

               The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is incorporated herein by reference.


Item 27.   Number of Contract Owners
------------------------------------

               As of November 30, 1997, the number of Contracts funded by the Variable Separate Account was 44,912, of which 22,140 were owners of Qualified Contracts and 22,772 were owners of Non-Qualified Contracts.


Item 28.  Indemnification
-------------------------

               None.


Item 29.   Principal Underwriter
--------------------------------

               SunAmerica Capital Services, Inc. serves as distributor to the Registrant.


               Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.


               Name                                                     Position with Distributor
               ----                                                     -------------------------

               J. Steven Neamtz                                    Director and President
               Robert M. Zakem                                     Director, Executive Vice
                                                                     President, General Counsel
                                                                     and Assistant Secretary
               Peter Harbeck                                       Director
               Per Furmark                                         Vice President
               James Nichols                                       Vice President
               Susan L. Harris                                     Secretary
               Debbie Potash-Turner                                Controller

                             Net
                             Distribution            Compensation

Name of                  Discounts and      on Redemption        Brokerage
Distributor              Commissions        Annuitization        Commission   Commissions*
------------             --------------     -------------        -----------  ------------
SunAmerica               None                None                 None         None
 Capital
 Services, Inc.


------------------

* Distribution fee is paid by Anchor National Life Insurance Company.

Item 30.   Location of Accounts and Records
--------------------------------------------

               Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to
Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

               State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31.  Management Services
-----------------------------

               Not Applicable.


Item 32.  Undertakings
----------------------

               Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.



Item 33.  Representation
------------------------

a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

    1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

    2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

    3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
         Section 403(b)(11) to the attention of the potential participants;

    4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's
         Section 403(b) arrangement to which the participant may elect to transfer his contract value.



b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company and Registrant represent that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


               As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 24th day of November, 1998.

                                VARIABLE SEPARATE ACCOUNT
                                        (Registrant)

                                By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                            (Depositor)


                                By: /S/ JAY S. WINTROB
                                ----------------------------------------
                                        Jay S. Wintrob
                                        Executive Vice President


                                By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                    (Depositor, on behalf of itself and
                                    Registrant)


                                By: /S/ JAY S. WINTROB
                                ----------------------------------------
                                        Jay S. Wintrob
                                        Executive Vice President






               As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


SIGNATURE                                TITLE                        DATE


ELI BROAD*                         President, Chief
------------------------           Executive Officer and
Eli Broad                          Chairman  of the Board
                                   (Principal Executive
                                   Officer)


SCOTT L. ROBINSON*                 Senior Vice President
------------------------           and Director
Scott L. Robinson                  (Principal Financial
                                   Officer)


N. SCOTT GILLIS*                   Senior Vice President
------------------------           and Controller
N. Scott Gillis                    (Principal Accounting
                                   Officer)


JAMES R. BELARDI*                  Director
------------------------

James R. Belardi




JANA W. GREER*                     Director
------------------------
Jana W. Greer



/S/ SUSAN L. HARRIS                Director                  November 24, 1998
------------------------
Susan L. Harris



PETER MCMILLAN*                    Director
------------------------
Peter McMillan



JAMES W. ROWAN*                    Director
------------------------
James W. Rowan



JAY S. WINTROB*                    Director
------------------------
Jay S. Wintrob




* By: /S/ SUSAN L. HARRIS          Attorney-in-Fact
     ----------------------
      Susan L. Harris


Date:  November 24, 1998

                                  EXHIBIT INDEX




Exhibit                Description
-------                -----------